UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2010

______________________________

SYSTEMAX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)
11 Harbor Park Drive
Port Washington, New York 11050
(Address of principal executive offices)

(516) 608-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2010, Systemax Inc. (the “Company”) entered into a Restricted Stock Unit Agreement with Lawrence P. Reinhold, Executive Vice President and Chief Financial Officer of the Company.  Under the Agreement, Reinhold has been granted 175,000 restricted stock units pursuant to the Company’s 2010 Long Term Stock Incentive Plan. Each restricted stock unit represents a contingent right to receive one share of the Company’s common stock.  Subject to certain restrictions, the restricted stock units will vest in ten equal annual installments of 17,500 units each commencing on May 15, 2011 and on each May 15 thereafter.

EXHIBITS

10.1 Restricted Stock Unit Agreement, dated August 25, 2010, between Systemax, Inc. and Lawrence P. Reinhold.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

By: /s/ Curt Rush
Name: Curt Rush
Title:   General Counsel and Secretary

Date:  August 30, 2010